                                                                   Exhibit 10.14

                       ASSET PURCHASE AND LOAN AGREEMENT


     This Asset Purchase and Loan Agreement (this "Agreement"), dated October 7,
                                                   ---------
1996, is entered into between Asymetrix Corporation, a Washington corporation (the "Seller") and ASX Corporation, a Washington corporation (the "Buyer").
      ------                                                       -----

     WHEREAS, the Seller has, among other things, been engaged in the development of a software product called the InfoModeler (the "Product");
                                                               -------

     WHEREAS, the Seller wishes to transfer and the Buyer wishes to receive (i) certain rights to the Product including patents and trademarks issued or pending in connection therewith, (ii) certain other tangible assets of the Seller and
(iii) certain contracts made by the Seller in connection with the Product; and

     WHEREAS, the Buyer wishes to borrow certain funds from Seller, and Seller is willing to loan such funds to Buyer as set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

1.   TRANSFER OF ASSETS AND ASSUMPTION OF LIABILITIES.
     ------------------------------------------------

     1.1  Purchase and Sale of Assets.  Subject to the terms and conditions
          ---------------------------
contained herein, the Seller hereby grants, bargains, sells, transfers, assigns, conveys and delivers to the Buyer, all right, title and interest in and to the following (collectively the "Assets"), free and clear of all liens, encumbrances
                             ------
and claims whatsoever; provided, that, the Seller makes no warranties, either by
                       --------  ----
grant or implication, as to noninfringement with respect to the Assets identified under Sections 1.1(a) and 1.1(b);


          (a) the issued patents and patent applications and all patent rights therein, including any foreign equivalents, described or identified in
     Schedule 1.1(a) hereto;

          (b) the trademarks, trademark registrations and recordings, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of any other country or political subdivision thereof, which are described or identified in schedule 1.1(b) hereof, together with the goodwill embodied therein;

          (c) any and all inventory in or associated with the Product held by or under the control of Seller;

          (d) all contracts of the Seller related to the Product and listed on
     Schedule 1.1(d) (the "Contracts"); and
                           ---------

          (e) certain tangible assets owned by the Seller and listed on Schedule 1.1(c) hereto.

     1.2  Assumption of Certain Liabilities.  Buyer hereby assumes and agrees to
          ---------------------------------
pay, perform and discharge (i) all Contracts, and (ii) the liabilities and obligations of Seller set forth on Schedule 1.2. Buyer does not assume or agree to pay, perform, or discharge any obligations, claims, liabilities, agreements, contracts or commitments of the Seller other than the Contracts and those specifically set forth on Schedule 1.2.

     1.3  Purchase Price.  Subject to the terms and conditions of this
          --------------
Agreement, the Buyer shall pay the Seller the sum of $500,000.00 (the "Purchase
                                                                       --------
Price") for all of the Assets.  The Purchase Price shall be paid on the date
-----
hereof by delivery by the Buyer of a promissory note in the form attached hereto as Exhibit A.
   ---------

     1.4  Delivery; Further Assurances.  Simultaneously with the execution of
          ----------------------------
this Agreement, the Seller shall take all such steps as may be required to put the Buyer in actual possession of the Assets. In addition, the Seller shall from time to time, at the Buyer's request but without further consideration, execute and deliver, or cause to be executed and delivered, such additional instruments of transfer, conveyance and assignment and take such other action as the Buyer may reasonably require, more effectively to transfer, convey and assign to and vest in the Buyer all right, title and interest in and to the Assets and to put the Buyer in actual possession of the Assets, provided that
                                                                --------
Buyer shall be responsible for the expense of preparation of any such instruments.

     1.5  Third-Party Consents.  To the extent that the assignment of any Asset,
          --------------------
including, without limitation, any Contract, shall require the consent of the other party thereto, this Agreement shall not constitute an assignment or agreement to assign the same if an attempted assignment would constitute a breach there. In the event that any Asset, including without limitation, any Contract, to be transferred by the Seller to the Buyer hereunder cannot be transferred to the Buyer without the consent of a third party, the Seller shall sue commercially reasonable efforts, with the cooperation of Buyer, to obtain such consent within thirty days of the date hereof.

     1.6  License to Forms, Etc.  Seller hereby grants Buyer a perpetual, world-
          ---------------------
wide, non-terminable, fully-paid, non-exclusive, transferable license to use, modify and reproduce all of Seller's administrative forms, policies and procedures, including form contracts, purchase order and invoice terms and conditions, personnel policies and manuals, accounting policies and other administrative documents (collectively the "Forms"); provided, that Buyer shall
                                                     --------
not use Seller's name or logo in connection with any such use, modification or reproduction. Seller shall provide such forms upon the request of Buyer in hard copy or electronic form, as requested by Buyer; provided, that Seller shall have
                                                --------
no obligation to deliver any Forms after eight months following the date of this Agreement.

2.   LOAN.
     ----

     2.1  Agreement to Loan Funds.  Seller agrees to loan to Buyer the amount of
          -----------------------
$1,000,000.00 (the "Loan"). The Loan proceeds will be disbursed as soon as possible following execution hereof by Seller to Buyer in cash or readily available funds, and Buyer shall deliver on the date hereof its promissory note in the form attached hereto as Exhibit A,
                                                                   ---------
the principal of which may include the Purchase Price referred to in Section
1.3.

     2.2  Security Interest.  Buyer hereby grants to Seller a first and prior
          -----------------
security interest in all of Buyer's assets of any kind whatsoever, owned now and in the future, and in all proceeds thereof (collectively the "Collateral"), to secure the repayment in full to Seller of the Purchase Price and the Loan, and all obligations of Buyer under the promissory note or notes referred to in Sections 1.3 and 2.1. The Collateral shall include without limitation all of Buyer's inventory, accounts receivable, contract rights, cash, bank accounts, general intangibles, personal property, furniture, fixture, equipment, copyrights, trademarks, trade secrets and patent rights, owned now and in the future, and all proceeds thereof.

     2.3  Perfection; Further Assurances.  Buyer shall on Seller's request, at
          ------------------------------
any time and from time to time, and without further consideration, execute and deliver, or cause to be executed and delivered, such financing statements and such additional instruments and documents, and take such other action, as Seller may reasonably require more effectively to perfect, in any and all jurisdictions as may be appropriate, Seller's security interest in the Collateral.

3.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller hereby represents
     --------------------------------------------
and warrants to the Buyer and covenants with the Buyer as follows:

     3.1  Organization and Good Standing.  The Seller is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Washington and has all requisite power and authority to enter into this Agreement and to comply with its terms.

     3.2  Authority; Authorization.  The Seller has full power and authority to
          ------------------------
execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement, and to carry out its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms.

     3.3  Title to Assets.  Seller has title to the Assets, in all cases free
          ---------------
and clear of all liens, charges and encumbrances other than Seller's security interest provided for in this Agreement; provided, that, the Seller make no
                                         --------  ----
warranties as to the title with respect to the Assets identified under Sections 1.1(a) and 1.1(b).

     3.4  Contracts.  The Seller has provided or will provide true and complete
          ---------
copies of the Contracts a well as any consents necessary to the assignment thereof; provided, that, the Seller shall have thirty days from the date hereof
         --------  ----
to obtain and deliver any such consents to assignment.

     3.5  No Other Warranties.  Except as expressly provided in this Agreement,
          -------------------
(i) the Assets and the Contracts are being sold, transferred, assigned, conveyed and delivered, and the Forms are being licensed, AS IS, WHERE IS; and (ii) SELLER MAKES NO OTHER WARRANTY OR REPRESENTATION WHATSOEVER, INCLUDING WITHOUT

LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT.

4.  REPRESENTATIONS AND WARRANTIES OF THE BUYER.  The Buyer hereby represents,
    -------------------------------------------
warrants and covenants as follows:

     4.1  Organization.  The Buyer is a corporation duly incorporated and
          ------------
validly existing under the laws of Washington, and possesses the power and authority to enter into this Agreement and to comply with its terms.

     4.2  Authority.  The Buyer has full power and authority to execute and
          ---------
deliver this Agreement, to consummate the transactions contemplated by this Agreement, and to carry out its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer, enforceable in accordance with its terms.

5.   OTHER PROVISIONS.
     ----------------

     5.1  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
among the undersigned and supersedes all prior agreements and understandings, oral and written, between the undersigned with respect to the subject matter hereof. This Agreement may only be modified in writing, signed by the party to be charged with the modification.

     5.2  Notices.  All notices, requests, demands, and other communications
          -------
hereunder shall be deemed to have been duly given if transmitted by facsimile or telecopier, with written confirmation delivered, or if mailed, certified or registered mail with postage prepaid, to:

     If to the Buyer:                            Copy to:
     ---------------                             -------

     ASX Corporation                             Stoel Rives LLP
     110 110th Avenue N.E., Ste. 409             One Union Square, Suite 3600
     Bellevue, WA 98004                          Seattle, WA 98101
     Attention:  Lance Delano                    Attention:  Douglas Batey
     Telecopy:  (206) 454-7696                   Telecopy:  (206) 386-7500

     If to the Seller:
     ----------------

     Asymetrix Corporation
     110 110th Avenue N.E., Ste. 700
     Bellevue, WA 98004
     Attention:  Steven Esau
     Telecopy:  (206) 637-1540

     5.3  Assignment.  Neither party may assign any rights hereunder or delegate
          ----------
any obligations hereunder, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns.

     5.4  Invalidity.  The invalidity or unenforceability of any term or
          ----------
provision of this Agreement shall not impair or affect the remainder of this Agreement and the remaining terms and provisions hereof shall remain in full force and effect.

     5.5  Governing Law; Jurisdiction.  This Agreement shall be construed and
          ---------------------------
interpreted in accordance with the laws of the Sate of Washington. Any suit to enforce or construe any provision of this Agreement shall be brought only in the state or federal courts situated in King County, Washington, and each party agrees that such courts shall have exclusive jurisdiction over any such suit and each party hereby submits to such jurisdiction.

     5.6  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


ASYMETRIX CORPORATION                  ASX CORPORATION

By /s/ James Billmaier                 By /s/ Lance Delano
  ---------------------------------      -------------------------------

Its President & CEO                    Its V.P. of Ops.
  ---------------------------------      -------------------------------

Schedule 1.1(a)
Patents


Name of Patent                                                       Country        Status        Patent/Application
                                                                                                        Number
Method and Apparatus for the Modeling and Query of Database
Using Natural Language-Like Constructs ("InfoModeler")                 USA          Issued        Patent No. 5.495.60

Method and Apparatus for the Modeling and Query of Database
Using Natural Language-Like Constructs ("InfoModeler") (Int'l         Int'l                          PCT/US94/09658

Method and Apparatus for the Modeling and Query of Database
Using Natural Language-Like Constructs ("InfoModeler")                Canada        Pending       Serial No. 2,170.235

Method and Apparatus for the Modeling and Query of Database
Using Natural Language-Like Constructs ("InfoModeler")                Europe        Pending       Serial No. 9,492.724

Method and Apparatus for the Modeling and Query of Database
Using Natural Language-Like Constructs ("InfoModeler")                Japan         Pending        App. No. H07-507.76

Method and Apparatus for Specifying a Query to an Information
Using Natural Language-Like Constructs (division of P511-              USA          Allowed       Serial No. 08/488.38

Method and Apparatus for Generating a Query to an Information
Specified Using Natural Language-Like Constructions (division of       USA          Allowed       Serial No. 08/485.21

Method and Apparatus for the Modeling and Query of Database
Using Natural Language-Like Constructs (continuation of P511)          USA          Allowed       Serial No. 08/482.72

Source Code Copyright Registration                                     USA        Registered          TX4-241-104

Copyright in InfoModeler Courseware                                                                   Unregistered

Schedule 1.1(b)
Trademarks

INFOMODELER
Country                 Status         Class(es)
U.S.                  Registered         9, 16
Australia             Registered         9, 16
Austria               Registered         9, 16
Benelux               Registered         9, 16
Canada                Published          N/A
Denmark               Registered         9, 16
Finland               Registered         9, 16
France                Registered         9, 16
Germany               Registered         9, 16
Hong Kong             Registered         9, 16
Ireland               Registered         9, 16
Italy                  Pending           9, 16
Japan                 Published          9, 16
Mexico                Registered         9, 16
New Zealand           Published          9, 16
Norway                Registered         9, 16
Portugal              Registered         9, 16
Singapore              Pending           9, 16
South Korea           Registered         9, 16
Spain                 Published          9, 16
Sweden                Registered         9, 16
Switzerland            Pending           9, 16
Taiwan(ROC)           Registered        49, 72
U.K.                  Registered         9, 16

ACTIVEQUERY
U.S.                    Filed              9

Schedule 1.1(d)
Contracts



Distribution Agreement between Asymetrix and ICS Solutions Limited dated as of January 1, 1994.

                                   EXHIBIT A
                                   ---------
                                PROMISSORY NOTE

$1,500,000                                                  Bellevue, Washington
                                                                 October 7, 1996

1.      Promise to Pay. FOR VALUE RECEIVED, the undersigned promises to pay in
        --------------
lawful money of the United States to the order of ASYMETRIX CORPORATION at 110 - 110th Avenue NE, Bellevue, Washington 98004 or at such other place as the holder hereof from time to time may designate in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000), with interest accruing on the principal balance at the rate of one half percent per month, from the date hereof and continuing until all sums due hereunder are paid in full.

2.      Payment. The entire unpaid principal balance, plus unpaid interest, and
        -------
all other sums due hereunder shall be paid in full on December 7, 1996. Payments shall be applied first to accrued interest, then to principal. Payments may be made early without penalty.

3.      Attorneys' Fees. If any action, judicial or nonjudicial, is brought on
        ---------------
this Note, or if it is placed in the hands of an attorney for collection or advice following the expiration of the cure period for any default, then the maker promises to pay all of the then holder's costs and expenses in connection therewith from that point forward, including without limitation the reasonable attorneys' fees incurred and paid by holder in connection herewith through any appeal.

4.      Liability. The obligations of this Note are joint and several among the
        ---------
makers, all endorsers, and all persons liable or to become liable hereon. The undersigned binds itself as principal and not as surety.

5.      Waivers. The undersigned, all endorsers, and all persons liable or to
        -------
become liable on this Note hereby waive presentment, demand, protest and notice of demand, protest and nonpayment, and any defense or claim that resort must first be had to any security or to any other person, and authorize the holder of this Note, without affecting his, her or its liability hereunder, from time to time, to renew, extend or change the time for payment or the other terms of this Note, to take and hold security for the payment of this Note, to release or exchange the security therefor, to apply any such security to such obligations as the holder may determine in its sole discretion, and to release, substitute or add to those liable or to become liable on this Note.

6.      Security. This Note is secured by a security interest in all of Buyer's
        --------
assets of any kind whatsoever, owned now and in the future, and in all proceeds thereof which security interest is granted pursuant to an Asset Transfer and Loan Agreement of even date herewith.

7.      Governing Law; Venue. This Note shall be governed by and construed in
        --------------------
accordance with the laws of the State of Washington, and venue of any suit to enforce this Note may be laid in King County, Washington.

                                        MAKER:

                                        ASX CORPORATION


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


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